UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange
2019 Series A Corporate Units	DCUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 4, 2020, Dominion Energy, Inc. (the "Company") sent a blackout trading restriction notice to its executive officers and directors (the "BTR Notice") informing them that they would be prohibited from engaging in certain transactions involving the Company’s common stock, during a blackout period (the "Blackout Period") under the Dominion Energy Salaried Savings Plan, the Dominion Energy Hourly Savings Plan, the Dominion Energy Ohio Union Savings Plan, and the Dominion Energy Transmission & West Virginia Union Savings Plan (collectively, the "Plans"). The BTR Notice indicated that the Blackout Period will begin at 4:00 PM Eastern Time on March 24, 2020 and is expected to end no later than the week of April 6, 2020. A copy of the BTR Notice is attached as Exhibit 99 to this report and is incorporated herein by reference.

The reason for the Blackout Period is to facilitate the Plans’ transition to a new third-party administrator. During the Blackout Period, participants in the Plans will be unable to borrow or take distributions from their Plan accounts, or direct or diversify their Plan investments, including with respect to Dominion Energy common stock.

The Company was deemed to have been furnished notice of the Blackout Period on January 31, 2020, the same date as notice was furnished to affected participants and beneficiaries in the Plans.  At any time during the week of April 6, 2020, and for a period of two years from the end of the Blackout Period, interested persons may contact the person identified below to determine the actual ending date of the Blackout Period.

Inquiries relating to the Blackout Period may be directed to Karen W. Doggett, Assistant Corporate Secretary, at Dominion Energy, Inc., 120 Tredegar Street, Richmond, VA 23219, or by telephone at (804) 819-2123.

Item 9.01.  Financial Statements and Exhibits.

Exhibit
99	BTR Notice provided to executive officers and directors of Dominion Energy, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carter M. Reid
Carter M. Reid
Executive Vice President, Chief of Staff and Corporate Secretary and President – Dominion Energy Services

Date: February 4, 2020